UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2006

MASTR ASSET BACKED SECURITIES TRUST 2006-WMC4

(Exact name of issuing entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(Exact name of depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.

(Exact name of sponsor as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-130373-14 (Commission File Number)	06-1204982 (I.R.S. Employer Identification Number)
1285 Avenue of the Americas New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 30, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:	/s/ Vadim Khoper
Name:	Vadim Khoper
Title:	Associate Director

By:	/s/ Michael Boyle
Name:	Michael Boyle
Title:	Associate Director

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood LLP